EXHIBIT 10(a)

                                                                [EXECUTION COPY]

                           AMENDMENT NO. 4 TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

               AMENDMENT dated as of June 5, 1996 among AMERICAN EXPLORATION COMPANY (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent"), and BANK OF MONTREAL, as Co-Agent (the "Co-Agent").

                              W I T N E S S E T H :

               WHEREAS, the Borrower, the Banks, the Agent and the Co-Agent have heretofore entered into an Amended and Restated Credit Agreement dated as of December 21, 1994, as amended by Amendment No. 1 dated as of February 16, 1995, Amendment No. 2 dated as of May 2, 1995 and Amendment No. 3 as of January 19, 1996 (as so amended, the "Agreement"); and

               WHEREAS, the parties hereto desire to amend certain provisions of the Agreement in the manner set forth below;

               NOW, THEREFORE, the parties hereto agree as follows:

               SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

               SECTION 2. AMENDMENT OF AVAILABILITY LIMIT. The definition of "Availability Limit" in Section 1.01 of the Agreement is amended to read in its entirety as follows:

               "Availability Limit" means at any date an amount equal to the lesser of (i) the aggregate amount of the Commitments at such date and
        (ii) $45,000,000. The Availability Limit may be increased only by an amendment in accordance with Section 9.05, which the Banks may agree to or not agree to in their sole discretion.

               SECTION 3.   GOVERNING LAW.  This Amendment
shall be covered by and construed in accordance with the laws of the State of New York.

               SECTION 4. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of June 5, 1996 when the Agent shall have received duly executed counterparts hereof signed by the Borrower, each of the Banks and the Co-Agent (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       AMERICAN EXPLORATION COMPANY

                                       By: /s/ T. FRANK MURPHY
                                       Title: Vice President - Corporate Finance


                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK

                                       By: /s/ JOHN KOWALCZUK
                                       Title: Vice President


                                       BANK OF MONTREAL, as a Bank and
                                         as a Co-Agent

                                       By: /s/ ROBERT L. ROBERTS
                                       Title: Director, U.S. Corporate Banking


                                       BANQUE PARIBAS

                                       By: /s/ MARK M. GREEN
                                       Title: Vice President

                                       By: /s/ BARTON D. SCHOUEST
                                       Title: Group Vice President

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                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK, as Agent

                                        By: /s/ JOHN KOWALCZUK
                                        Title: Vice President

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